UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2012 (May 3, 2012)

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	425-908-3600

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on that certain Current Report on Form 8-K filed on May 9, 2012 by Marina Biotech, Inc. (the “Company”) with the Securities and Exchange Commission (the “Original Form 8-K”), on May 3, 2012 the Company, together with its wholly-owned subsidiaries MDRNA Research, Inc. and Cequent Pharmaceuticals, Inc. (collectively, “Marina”), entered into a worldwide exclusive Intellectual Property License Agreement (the “License Agreement”) with Monsanto Company (“Monsanto”), a global leader in agriculture and crop sciences, for Marina’s delivery and chemistry technologies. Under terms of the License Agreement, the Company received $1.5 million in initiation fees, and may receive royalties on product sales in the low single digit percentages.

The Company is filing this Amendment on Form 8-K/A to amend the Original Form 8-K for the sole purpose of filing a redacted copy of the License Agreement as Exhibit 10.1 hereto. The Company has submitted a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the License Agreement. The omitted material has been included in the request for confidential treatment.

The foregoing summary of the License Agreement is qualified in its entirety by reference to the License Agreement, a redacted copy of which is attached as Exhibit 10.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1 (2)	Intellectual Property License Agreement, effective as of May 3, 2012, by and between Marina Biotech, Inc., MDRNA Research, Inc., Cequent Pharmaceuticals, Inc. and Monsanto Company.

99.1 (1)	Press release of Marina Biotech, Inc. dated May 8, 2012.

(1) Previously filed as an exhibit to the Original Form 8-K.

(2) Filed herewith. Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

November 14, 2012	By:	/s/ Philip C. Ranker
	Name:	Philip C. Ranker
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1 (2)	Intellectual Property License Agreement, effective as of May 3, 2012, by and between Marina Biotech, Inc., MDRNA Research, Inc., Cequent Pharmaceuticals, Inc. and Monsanto Company.

99.1 (1)	Press release of Marina Biotech, Inc. dated May 8, 2012.

(1) Previously filed as an exhibit to the Original Form 8-K.

(2) Filed herewith. Portions of the exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.